SECURITY AGREEMENT

     THIS SECURITY AGREEMENT dated effective as of March 28, 2002, is by and between CONTINENTAL RESOURCES, INC., an Oklahoma corporation (the "Debtor") whose address is 302 N. Independence, Suite 300, Enid, Oklahoma 73701 and GUARANTY BANK, FSB, a federal savings bank, as Bank and as Collateral Agent as defined under the Credit Agreement hereinafter defined (the "Secured Party"), whose address is 333 Clay Street, Suite 4430, Houston, Texas 77002, 730 N. Post Oak Road, 4th Floor, Houston, Texas 77024.

                                R E C I T A L S:

     A. Reference is made to that certain Fourth Amended and Restated Credit Agreement dated of even date herewith by and among Debtor, Secured Party as
Collateral/Documentation Agent, Co-Arranger and a Bank, Union Bank of California, N.A., as Administrative Agent, LC Issuer, Lead Arranger, Fronting Bank and a Bank, Fortis Capital Corp., as Syndication Agent, Co- Arranger and a Bank and the other financial institutions and banks from time to time parties to the Credit Agreement (the "Banks")(as the same may be amended, supplemented or modified from time to time, the "Credit Agreement");

     B. The loans to be made pursuant to the Credit Agreement are evidenced by certain Amended and Restated Replacement Notes in the aggregate principal amount of $175,000,000.00, such notes dated as of even date herewith and executed by Debtor and payable to Secured Party, as the same may be amended, extended, renewed or restated (the "Notes").

     C. Secured Party has conditioned its obligations under the Credit Agreement upon, among other things, the execution and delivery of this Security Agreement by Debtor (hereinafter, the "Agreement").

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                SECURITY INTEREST

     Section 1.01. Security Interest. Debtor hereby grants to Secured Party a security interest in the following property, whether now owned or existing or hereafter arising or acquired and wherever arising or located (such property being hereinafter sometimes called the "Collateral"):

          (a) All right, title and interest of Debtor in and to all goods, inventory, equipment, fixtures, machinery, furnishings, furniture, appliances, accessories, leasehold improvements, hattels, and other items of personal property owned by the Debtor, including, but not limited to all of the foregoing that are located on the property described on Exhibit "A" ("Property") which is attached hereto and incorporated herein, or used or held for use by Debtor in connection with any such Property;

          (b) All accounts, contract rights (including, without limitation, any Hedge Agreement, as defined in the Credit Agreement), instruments, documents, chattel paper, and general intangibles owned by the Debtor relating to or arising out of the Property;

          (c) All right, title and interest of Debtor in and to all accessions or appurtenances to any of the foregoing;

          (d) All right, title and interest of Debtor in and to all improvements, extensions, alterations, substitutions, replacements, renewals, and rights belonging or in any way appertaining to all or any part of the foregoing or acquired for use in connection therewith;

          (e) All right, title and interest of Debtor in and to all proceeds payable or to be payable under each policy of insurance relating to the whole or any part of the foregoing; and

          (f) Without limiting any description of the foregoing, all right, title and interest of Debtor in and to all rights, rents, revenues, income, issues, benefits, leases, contract rights, general intangibles, chattel paper, money, instruments, documents, files, computerized or other records, books, ledger sheets, executory contract rights, rights as an unpaid vendor (including the right to stop goods in transit, to replevy, and to reclaim), tenements, hereditaments, and appurtenances now or hereafter owned by the Debtor and appertaining to, generated from, arising out of, or belonging to any of the foregoing, and all products and proceeds thereof.

     Section 1.02. After-Acquired Collateral. All property acquired by the Debtor after the date of this Agreement that by the terms hereof is required or intended to be subject to the security interest granted or renewed by this Agreement will, immediately upon the acquisition thereof and without further mortgage, conveyance, or assignment, become subject to the security interest created by this Agreement as fully as though now owned by the Debtor and specifically described herein. Nevertheless, the Debtor will do all such further acts and will execute, acknowledge, and deliver all such further conveyances, mortgages, financing statements, and assurances as the Secured Party reasonably requires for accomplishing the purposes of this Agreement.

     Section 1.03. Sale of Collateral. The inclusion of proceeds as part of the Collateral does not authorize the Debtor to sell any of the Collateral except to the extent permitted by the Credit Agreement without the Secured Party's prior written consent, except as provided in Section 3.04 of this Security Agreement.

     Section 1.04. Obligations. The Collateral shall secure the following ("Obligations"):

          (a) the obligations and indebtedness of Debtor to Secured Party evidenced by the Notes;

          (b) the obligations and indebtedness of Debtor to Secured Party under the Credit Agreement and the Loan Documents, as such term is defined in the Credit Agreement;

          (c) any and all indebtedness and liabilities whatsoever of Debtor to Secured Party whether direct or indirect, absolute or contingent, due or to become due, and whether now existing or hereafter arising and however evidenced or acquired, and whether joint or several;

          (d) all costs and expenses, including, without limitation, all attorneys' fees and legal expenses, incurred by Secured Party to preserve and maintain the Collateral, collect the obligations herein described, and enforce this Agreement; and

          (e) all extensions, renewals, and modifications of any of the foregoing.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     To induce Secured Party to enter into this Agreement and the Credit Agreement, Debtor represents and warrants to Secured Party that:

     Section 2.01. Title. Except for the security interest granted herein and Permitted Encumbrances, as defined in the Credit Agreement, Debtor owns, and with respect to Collateral acquired after the date hereof, Debtor will own, the Collateral free and clear of any lien, security interest, or other encumbrance.

     Section 2.02. Financing Statements. No financing statement, security agreement, or other lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of Secured Party.

     Section 2.03. Organization and Authority. Debtor is a corporation duly formed and validly existing under the laws of the state of Oklahoma. Debtor has the power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Debtor have been authorized by all necessary action on the part of Debtor and do not and will not violate any law, rule or regulation or the charter documents of Debtor and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement pursuant to which Debtor or any of its property is bound.

     Section 2.04. Principal Place of Business. The principal place of business of Debtor, and the office where Debtor keeps its books and records, is located at the address of Debtor shown at the beginning of this Agreement.

     Section 2.05. Location of Collateral. The Collateral of Debtor is located either at the address of Debtor shown at the beginning of this Agreement or on the Property described on Exhibit "A" attached hereto.

                                   ARTICLE III

                                    COVENANTS

     Debtor covenants and agrees with Secured Party that until the Obligations are paid and performed in full:

     Section 3.01. Maintenance. Debtor shall maintain the Collateral in good operating condition and repair and shall not permit any waste or destruction of the Collateral or any part thereof, unless the failure to do so, in any one instance or in the aggregate, would not have a Material Adverse Effect (as defined in the Credit Agreement). Debtor shall not use or permit the Collateral to be used in violation of any law or inconsistently with the terms of any policy of insurance. Debtor shall not use or permit the Collateral to be used in any manner or for any purpose that would materially impair the value of the Collateral or expose the Collateral to unusual risk.

     Section 3.02. Encumbrances. Debtor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral except the security interest of Secured Party hereunder and Permitted Encumbrances, as defined in the Credit Agreement, and shall defend Debtor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all persons and entities.

     Section 3.03. Rights to Collateral. Debtor shall do nothing to impair the rights of Secured Party in the Collateral.

     Section 3.04. Disposition of Collateral. Except as may be expressly provided for in the Credit Agreement, Debtor shall not sell, lease, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party.

     Section 3.05. Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

     Section 3.06. Risk of Loss; Insurance. Debtor shall be responsible for any loss of or damage to the Collateral. Debtor shall maintain, with financially sound and reputable companies, insurance policies (i) insuring the Collateral against loss by fire, explosion, theft, and such other risks and casualties as are customarily insured against by companies engaged in the same or a similar business, and (ii) insuring Debtor and Secured Party against liability for personal injury and property damage relating to the Collateral, such policies to be in such amounts and covering such risks as are customarily insured against by companies engaged in the same or a similar business, with losses payable to Debtor and Secured Party as their respective interests may appear. All insurance with respect to the Collateral shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless Secured Party has received thirty (30) days prior written notice thereof. Debtor shall deliver to Secured Party copies of all insurance policies covering the Collateral or any part thereof.

     Section 3.07. Inspection Rights. Debtor shall permit Secured Party and its representatives to examine or inspect the Collateral wherever located and to examine, inspect, and copy Debtor's books and records at any reasonable time and as often as Secured Party may desire during normal business hours.

     Section 3.08.  Notification.  Debtor shall promptly notify Secured Party of
(i) any lien, security interest, encumbrance, or claim made or threatened against the Collateral, other than Permitted Encumbrances as defined in the Credit Agreement, and (ii) any material change in the Collateral, including, without limitation, any material damage to or loss of the Collateral.

     Section 3.09. Taxes. Debtor agrees to pay or discharge prior to delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Debtor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Debtor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with generally accepted accounting principles.

     Section 3.10. Books and Records; Information. Debtor shall keep accurate and complete books and records of the Collateral. Debtor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral and Debtor as Secured Party may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. Debtor shall mark its books and records to reflect the security interest of Secured Party under this Agreement.

     Section 3.11. Location of Collateral. Debtor shall not move any of the Collateral from the location specified herein without the prior written consent of Secured Party except as may be necessary in the normal course of operations of the Property and with proper documentation of disposition of Collateral.

     Section 3.12. Obligations. Debtor shall duly and punctually pay and perform the Obligations.

     Section 3.13. Organization Changes. Debtor shall not change its name, identity, or corporate structure or management in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to make each financing statement not seriously misleading. Debtor shall not change its principal place of business or the place where it keeps its books and records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

                                   ARTICLE IV

                             RIGHTS OF SECURED PARTY

     Section 4.01. Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take, any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement. All third parties may conclusively rely on any action taken by Secured Party purporting to act in its capacity as attorney-in-fact for Debtor.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence and willful misconduct. This power of attorney is conferred on Secured Party solely for the purposes of enabling Secured Party to act on behalf of Debtor in order to perform any act that Debtor is obligated to perform hereunder that Debtor has failed or refused to perform, or for any other purpose which Secured Party deems necessary to act promptly to protect or preserve its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

     Section 4.02. Performance by Secured Party of Debtor's Obligations. If Debtor fails to perform or comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by Debtor to Secured Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Agreement.

     Section 4.03. Setoff; Property Held by Secured Party. Subject to the provisions of the Credit Agreement, which shall control over any contrary provisions in this Section, Secured Party shall have the right to set off and apply against the Obligations, at any time and without notice to Debtor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Secured Party to Debtor. As additional security for the Obligations, Debtor hereby grants Secured Party a security interest in all money, instruments, and other property of Debtor now or hereafter held by Secured Party, including without limitation, property held in safekeeping. In addition to Secured Party's right of setoff and as further security for the Obligations, Debtor hereby grants Secured Party a security interest in all deposits (general or special, time or demand, provisional or final) of Debtor now or hereafter on deposit with or held by Secured Party and all other sums at any time credited by or owing from Secured Party to Debtor. The rights and remedies of Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Secured Party may have.

     Section 4.04. Assignment by Secured Party. Secured Party may from time to time assign the Obligations and any portion thereof and the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party under this Agreement in relation thereto.

     Section 4.05 Financing Statement. Secured Party shall be entitled at any time to file, and Debtor hereby authorizes Secured Party to file, a Uniform Commercial Code Financing Statement or this Security Agreement (or any amendment to either such instrument) or a carbon, photographic, or other reproduction of this Security Agreement (or amendment thereto), as a financing statement (or amendment thereto), in any form or medium provided by the UCC, with or without Debtor's signature, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Security Agreement.

                                    ARTICLE V

                                     DEFAULT

     Section 5.01. Default and Remedies. Upon the occurrence of an Event of Default (as such term is defined in the Credit Agreement), Secured Party shall have the following rights and remedies:

          (a) Secured Party may declare the Obligations or any part thereof immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Debtor; provided, however, that upon the occurrence of an Event of Default under Section 7.01 of the Credit Agreement, the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Debtor.

          (b) In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice to Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party. Debtor agrees that Secured Party shall not be obligated to give more than ten (10) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Debtor waives all rights of marshalling in respect of the Collateral.

          (c) Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

                                   ARTICLE VI

                                  MISCELLANEOUS

     Section 6.01. Expenses; Indemnification. Debtor agrees to pay on demand all costs and expenses incurred by Secured Party in connection with the preparation, negotiation, and execution of this Agreement subject to any limitations in the Credit Agreement and any and all amendments, modifications, and supplements hereto. Debtor agrees to pay and to hold Secured Party harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Debtor hereby indemnifies and holds Secured Party harmless from and against any and all present and future claims, actions, liabilities, and damages arising from or relating to this Agreement, the Obligations, or the Collateral, and all costs and expenses (including attorneys' fees) incurred by Secured Party in respect thereof.

     Section 6.02. No Waiver; Cumulative Remedies. No failure on the part of Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 6.03. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective successors, and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

     Section 6.04. Notices. All notices and other communications provided for in this Agreement shall be given as provided for in the Credit Agreement.

     Section 6.05. APPLICABLE LAW; VENUE; SERVICE OF PROCESS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. ANY ACTION OR PROCEEDING AGAINST DEBTOR UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. DEBTOR HEREBY IRREVOCABLY (I) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (II) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. DEBTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED HEREIN. NOTHING IN THIS AGREEMENT OR ANY OTHER INSTRUMENT OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF SHALL AFFECT THE RIGHT OF SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST DEBTOR OR WITH RESPECT TO ANY OF THE COLLATERAL IN ANY STATE OR FEDERAL COURT IN ANY OTHER JURISDICTION.

     Section 6.06. Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 6.07. Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

     Section 6.08. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 6.09. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.10. Construction. Debtor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtor and Secured Party.

     Section 6.11. Obligations Absolute. The obligations of Debtor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Obligations, the Credit Agreement, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, this Agreement, the Credit Agreement, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, the Credit Agreement, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of this Agreement, the Credit Agreement, or the Obligations.

     Section 6.12. Definitions. Capitalized terms used and not defined in this Security Agreement have the meanings specified in the Credit Agreement.

     Section 6.13. Benefit of Banks. Debtor agrees and acknowledges that Secured Party executes this document as a Bank and as the Collateral Agent for the other Banks under that Credit Agreement and any and all rights, benefits and entitlements under this Agreement in favor of Secured Party are for the benefit of all Banks under the Credit Agreement.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                           DEBTOR:

                           CONTINENTAL RESOURCES, INC.


                           By:  ROGER CLEMENT
                                Roger Clement, Sr. Vice President
                                and Chief Financial Officer


                           SECURED PARTY:

                           GUARANTY BANK, FSB,
                           as Collateral Agent


                           By:  RICHARD MENCHACA
                                Richard Menchaca
                                Vice President

                                   EXHIBIT "A"


                              PROPERTY DESCRIPTION